SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 29, 2003

Volkswagen Public Auto Loan Securitization, LLC

Volkswagen Auto Loan Enhanced Trust 2003-2

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-103709	83-0349353
333-10370902 (Commission File Numbers)	43-6903059 (Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road, Auburn Hills, Michigan (Address of Principal Executive Offices)	48326 (Zip Code)

(248) 754-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

EXHIBIT INDEX
Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EX-1.1 Underwriting Agreement
EX-4.1 Indenture
EX-4.2 Amended and Restated Trust Agreement
EX-10.1 Purchase Agreement
EX-10.2 Sale and Servicing Agreement
EX-10.3 Administration Agreement

Item 5. Other Events.

     On October 29, 2003, Volkswagen Auto Loan Enhanced Trust 2003-2 (the “Issuer”) publicly issued U.S.$269,000,000 of Class A-1 1.14563% Auto Loan Asset Backed Notes due November 19, 2004, U.S.$345,000,000 of Class A-2 1.55% Auto Loan Asset Backed Notes due June 20, 2006, U.S.$368,000,000 of Class A-3 2.27% Auto Loan Asset Backed Notes due October 22, 2007, U.S.$279,315,000 of Class A-4 2.94% Auto Loan Asset Backed Notes due March 22, 2010 (the “Notes”) pursuant to a registration statement (No. 333-103709) declared effective on April 2, 2003. The joint bookrunners for the issuance of the Notes were ABN AMRO Incorporated and Barclays Capital Inc., and the co-managers were BNP Paribas Securities Corp., Dresdner Kleinwort Wasserstein Securities, LLC, HSBC Securities (USA) Inc., SG Cowen Securities Corporation, and Wachovia Capital Markets, LLC. Volkswagen Public Auto Loan Securitization, LLC (the “Registrant”) paid the underwriters a fee of U.S.$1,888,748.50 in connection with the sale of the Notes. The net proceeds from the sale of the Notes, which amounted to U.S.$1,259,315,886.69, were used by the Issuer to purchase a pool of retail motor vehicle installment sale contracts and/or installment loans that are secured by new and used automobiles and light-duty trucks originated by VW Credit, Inc., a Delaware corporation (“VCI”), or Volkswagen Bank USA, a Utah industrial loan corporation, which constitute the receivables included in the assets of the Issuer, from the Registrant. The Registrant acquired the receivables from VCI. The Issuer also used the net proceeds from the sale of the Notes for general expenses related to the Issuer.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

EXHIBIT INDEX

Exhibit
No.	Document Description

1.1	Underwriting Agreement, dated as of October 21, 2003, among the Registrant, VCI and Barclays Capital Inc.

4.1	Indenture dated, October 29, 2003, between the Issuer and JPMorgan Chase Bank, as indenture trustee (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated October 29, 2003, between the Registrant and The Bank of New York (Delaware), not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for the Issuer.

10.1	Purchase Agreement, dated as of October 29, 2003, between VCI and the Registrant.

10.2	Sale and Servicing Agreement, dated as of October 29, 2003, among the Issuer, the Registrant, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of October 29, 2003, among the Issuer, VCI as administrator, and the Indenture Trustee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Volkswagen Public Auto Loan Securitization, LLC and the Co-Registrant, Volkswagen Auto Loan Enhanced Trust 2003-2 by its Administrator, VW Credit, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 13, 2003	VOLKSWAGEN PUBLIC AUTO LOAN SECURITIZATION, LLC

	By:	/s/ Peter Schupp

	Name:	Peter Schupp
	Title:	Treasurer

	By:	/s/ Le Sha Thorpe

	Name:	Le Sha Thorpe
	Title:	Assistant Treasurer

November 13, 2003	VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2003-2
By: VW Credit, Inc., as Administrator of the Volkswagen Auto Loan Trust 2003-2

	By:	/s/ Peter Schupp

	Name:	Peter Schupp
	Title:	Treasurer

	By:	/s/ Le Sha Thorpe

	Name:	LeSha Thorpe
	Title:	Assistant Treasurer